

U.S. GOLD CORP

U.S. focused gold exploration and development company advancing high potential projects in Nevada and Wyoming

DRAM - NASDAQ **May 2017**

Forward Looking Statements

TERMS OF USE AND DISCLAIMER - This presentation is being provided for the sole purpose of providing the recipients with background information about U.S. Gold Corp ("U.S. Gold"). U.S. Gold has made reasonable efforts to ensure that the information contained in this presentation is accurate as of the date hereof, however, there may be inadvertent or unintentional errors. No representation, warranty or guarantee, express or implied, is made as to the fairness, accuracy, completeness or correctness of information contained in this presentation, including the accuracy, likelihood of achievement or reasonableness of any forecasts, prospects, results or statements in relation to future matters contained in this presentation. The views and information provided herein are based on a number of estimates and assumptions that are subject to significant exploration, business, economic, regulatory and competitive uncertainties. See "Forward Looking Statements" below. U.S. Gold is not liable to any recipient or third party for the use of or reliance on the information contained in this presentation. This presentation provides information in summary form only, is not intended to be complete and does not constitute an offer to sell or the solicitation of an offer to buy any security. It is not intended to be relied upon as advice to investors or potential investors and does not constitute a personal recommendation or take into account the investment objectives, financial situation or needs of any particular investor. U.S. Gold is not acting as agent or advisor and encourages the use of independent consultants, as necessary, prior to entering into transactions.

FORWARD LOOKING STATEMENTS – Except for the statements of historical fact contained herein, the information presented constitutes "forward-looking statements" within the meaning of Canadian and United States securities and other laws. Often, but not always, forward-looking statements can be identified by the use of words such as "plans", "expects", "is expected", "budget", "scheduled", "estimates", "forecasts", "intends", "aims", "anticipates", "will", "projects", or "believes" or variations (including negative variations) of such words and phrases, or statements that certain actions, events, results or conditions "may", "could", "would", "might" or "will" be taken, occur or be achieved. By their very nature, forward-looking statements are subject to numerous risks and uncertainties, some of which are beyond our control. Forward looking statements are based on the opinions and estimates of management at the date the statements are made, as well as a number of assumptions made by, and information currently available to, U.S. Gold concerning, among other things, anticipated geological formations, potential mineralization, future plans for exploration and/or development, potential future production, drilling exposure, and exploration budgets and timing of expenditures, all of which involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievement of U.S. Gold to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Factors that could cause actual results to vary materially from results anticipated by such forward looking statements include, among others, risks related to the Company's limited operating history, current and future exploration activities, the Company's need for significant additional capital, changes in government legislation, changes in ownership interest in a project, conclusions of economic evaluations, changes in project parameters as plans continue to be refined, future prices and volatility of gold, silver and other metals, environmental risks and hazards, infrastructure and/or operating costs, labor and employment matters, availability of financing, permitting availability, government regulation, changes in equity markets, the uncertainties involved in interpreting geological data, the validity of the Company's title to its properties, increases in costs and exchange rate fluctuations, the Company's dependence on key personnel, as well as those factors discussed in the sections "Cautionary Statement Regarding Forward Looking Statements", "Risk Factors" and elsewhere.

Although U.S. Gold has attempted to identify important factors that could cause actual results to differ materially, they're other factors that cause results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. U.S. Gold disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law. Accordingly, readers should not place undue reliance on forward-looking statements of U.S. Gold should be considered highly speculative. The following is a description of U.S. Gold's sampling methodology, chain of custody, quality control and quality assurance procedures applicable to the Company's drill results contained in this Presentation, save and except for historical results.



U.S. Gold Corp Overview

U.S. Gold Corp Overview

Advancing high potential projects with the seasoned team to execute

Exploration Asset

Keystone Project - NV

- North Central NV located property next to some of the biggest mines in North America
- District-scale opportunity with multiple and major gold deposit discovery characteristics
- Located on the prolific Cortez Gold Trend, one of the world's most highly-prospective mineral trends
  - 10 miles south of Barrick's Cortez Hills Mine Complex
- Project identified and recently consolidated by Nevada exploration Geologist Dave Mathewson, a founder of Gold Standard Ventures who helped discover its Railroad project

Near Term Production Potential

Copper King Project - WY

- Advanced Exploration and Development property
- Mining friendly location in the Silver Crown Mining District of southeast Wyoming
- Historic NI 43-101 Technical Report and Preliminary Economic Assessment (**PEA**) prepared by Mine Development Associates in 2012 shows the following resource:
  - 1,534,000 Measured and Indicated gold equivalent ounces
  - 345,000 Inferred gold equivalent ounces
  - $159.5 million Net Present Value (NPV) at $1,100/oz Au and $3.00/lb Cu

Keystone Project Overview

Keystone Project Location/Overview

- Keystone Gold District is located in "Nevada Elephant Country" within a large mining and processing infrastructure that includes numerous >20 million ounce gold deposits, and Nevada has produced a total of more than 245 million ounces of gold
- The project geology is an under-explored Tertiary (34.1+/-0.7 Ma) intrusive-centered, domed, permissive carbonate lower-plate window in heart of Nevada gold country
- Strong, widespread gold and pathfinder soil and rock geochemistry, especially arsenic and zinc, indicate a very large epithermal gold system is present
- Systematic modern-day, model-driven exploration has never been conducted on the property
- A district-wide, 1100 station, detailed gravity survey recently completed and interpreted


Carlin Trend
Independence - Eureka Trend
Rabbit Creek Trend
Sulfur-Lovelock-Austin Trend
Battle Mountain - Eureka Trend
WALKER LANE
Keystone Project
Gold Bar North Project
RENO
LAS VEGAS
Jerritt Canyon
Burns Basin
Twin Creeks
Midas
Getchell
Pinson
Preble
Dee
Bootstrap
Meikle
Blue Star
Betze-Post
West Leeville
Carlin
Gold Quarry
Lone Tree
Mule Canyon
Firecreek
Rain/Emigrant
Railroad
Pinion
Long Canyon
Crowfoot-Lewis
Florida Canyon
Standard
Relief Canyon
Battle Mtn Complex
McCoy/Cove
Pipeline
Horse Canyon
Cortez Hills/Gold rush
Tonkin Springs
Bald Mountain
Gold Pick/Stone
Alligator Ridge
Gold Bar
Ruby Hill Mine
Windfall
Lookout Mtn/ Ratto Canyon
Quito
Taylor
Comstock
Denton-Rawhide
Northumberland
Round Mountain
Santa Fe
Borealis
Atlanta
Goldfield
Bullfrog
Sterling
N
W
E
S
0 50 miles
0 80 Kilometers
US Gold Corp Projects
Major gold mines and deposits
Major Gold Trends in Nevada
DCM 3-20-2017

Keystone - Mathewson's Latest Exploration Target

- Dave Mathewson is a geologist-explorer with 35 years of exploration experience in Nevada alone
- Notable discoveries made by Mathewson while Head of Newmont Nevada's Exploration team from 1989 through 2001 include:
  - Tess
  - Northwest Rain
  - Saddle and South Emigrant in the Rain mining district
- From 1999-2001, Mathewson-led team made important deposit extension discoveries at Newmont's Gold Quarry and Mike deposits
- Most recently Mathewson's team work at Gold Standard Ventures (GSV) led to the consolidation of the Railroad-Pinion district and the discoveries of the North Bullion, Sylvania, and Bald Mountain deposits
  - GSV market cap has increased from $15mm at founding to over $600mm today largely based upon Mathewson led discoveries



Keystone Project - Cortez Trend Location

Prime Nevada Location In The Heart Of The Famed Cortez Gold Trend

- The Keystone property position controls the entire district-scale opportunity and comprises approximately 15 square miles (>9,500 acres) of mining claims
- The NNW-trending Sr .706 line likely represents a major right-lateral crustal suture favorable for development and emplacement of a gold-bearing hydrothermal system and gold deposits
- The Keystone property occurs along a strong north-northwest trending gravity and magnetics linear that also includes the Gold Bar deposit to the southeast
- The host rocks at Keystone include Devonian Horse Canyon and Wenban limestone formations, hosts to the Pipeline, Cortez, Cortez Hills, Red Hill, and Goldrush deposits to the north
- Similar to Barrick's deposits to the north, an evident orthogonally intersecting NNW and ENE structural pattern is expressed at Keystone


Gold Acres
Pipeline
South Pipeline
Windmill
Cortez
Cortez Hills
Pediment
Horse Canyon
Red Hill
Gold Rush
ET Blue
favorable transitional rocks
Ordovician Margin
Silurian Margin
Devonian Margin
Buckhorn
Sr .706 line
Toiyabe
west boundary Cortez Trend
east boundary Cortez Trend
Keystone Project
Rooster
Tonkin
Gold Bar North Project
Gold Stone
Gold Ridge
Cabin Creek
Gold Pick
Gold Bar
N
W
E
S
Keystone and Gold Bar North Projects on the Cortez Trend (Battle Mtn-Eureka Trend)
0 scale in miles 6
0 scale in kms 10
DCM 3-20-2017

U.S. GOLD CORP

Keystone Project Highlights

- Keystone Gold District's initial target is >1 million ounces of gold and Project potential is > 10 million ounces of gold
- High grade and thick intercepts of gold have been encountered in the generally very shallow historical drilling, examples:
  - K-5A 475-575' 100' 0.015 opt Au
  - WK-81-1 0-60' 60' 0.010 opt Au
  - WK-81-15 100-120' 20' 0.048 opt Au
  - WK-88-2 70-250' 180' 0.015 opt Au
  - WK-88-6 5-25' 20' 0.051 opt Au
  - 89-2/90-1 410-695 285' 0.016 opt Au
- Target depths at Keystone are indicated to be shallow to moderate depth
- ***"The best exploration project I have seen in my career… reminds me of the Railroad project on steroids"* – Dave Mathewson**


Keystone Project claims outline
Ti
Tertiary intrusive
lower-plate carbonates at surface
undifferentiated lower-plate and upper-plate clastic rocks
Gold Bar-Keystone magnetic and gravity anomaly corridor
N
W
E
S
Gold Bar North claims
Gold Bar deposit
SCALE 1:100000
US Gold Corp. Keystone Project, Cortez Gold Trend, Eureka Co., NV

Keystone 2016 Field Exploration Update

- Commenced digital organization and map representation program led by Joe Laravie
- Engaged Tom Chapin as Senior Consulting Geologist
  - Mapping geology of entire district in detail
- Completed property wide gravity survey in July, 2016
  - Led by Jim Wright of Wright Geophysics
  - Also, incorporated Nevada-Pacific IP survey data and Placer Dome 2004-05 CSAMT and gravity data
  - Results show similarity to Cortez district geology and the potential to host similar major gold deposits
  - New gravity data are helping define 2016 drill targets
- Staked additional claims
  - 71 additional claims staked in August by Rangefront Geological Services in summer 2016
  - These additional claims staked were based upon the interpretations from the gravity survey
- Started permitting process for initial multiple 5 acre disturbance sites – commenced drilling end Oct, 2016



0
1.5
3
kilometers
Ta

Keystone 2016 Field Exploration Update

- Drill targets identified by summer 2016 field exploration program
- Initial targets selected by Dave Mathewson and Tom Chapin
- First NOI granted in early October, 2016 for Area 1
  - Bond in place
  - 3 defined drill targets
  - Contracted with Titan Drilling and Standard Drilling
  - Roads and drill pads completed in summer 2016
  - 2 Core rigs deployed to Keystone
  - Drilling commenced end of October, 2016
  - Target depth of core holes - 1500 feet
- NOI for Area 2 granted
  - Have bond in place
  - Moved core rigs to Area 2 after first 3 holes were drilled
- NOI for Area 3 granted – drill in early summer 2017
- All 2016 core scout drill holes were for information purposes as deep core drilling has never been done in the history of Keystone



Property boundary
N
W
E
S
North Cross Target area
Key16-05c
Key16-02c
TipTop Target area
Key16-01c
This area is barren-looking Tertiary (34.1+/-0.7MA) granodiorite intrusive
East Margin North Target area
Pdh (2017)
Key16-04c
West Margin Target area
property boundary
Key16-03c
East Margin South Target
property boundary off map
0
2000
4000
6000
8000
scale in feet
proposed drill hole locations to be drilled early 2017
US GOLD CORP. KEYSTONE 2016 TARGET AREAS/DRILL HOLES
DCM 4/29/17

Keystone 2017 Field Exploration Update

- USGC staked 102 new claims in March, 2017
- Newly staked area comprises 2000 acres – 3 square miles
- Keystone project now has **479 total claims**
  - Total area controlled approximately **15 square miles**
  - US Gold controls **100% of district**
- These new US Gold claims were staked on the basis of assessment of geophysical data and drilling data acquired and assessed by US Gold in 2016 and early 2017
- Two of the five vertical core holes completed in late 2016 provided new, important information regarding gold-bearing host stratigraphy and lithological information, and also important potential deposit model information
- US Gold is planning to drill one more scout-type informational core hole as soon as access permits in 2017
- An EA (Environmental Assessment) for the purpose of an expanded exploration program through an exploration POO (Plan of Operations) has commenced with the assistance and leadership of AMEC Foster/Wheeler



N
W
E
S
area of new claims added to the Keystone project March, 2017
SCALE 1:48000
Miles
Km
US Gold Corp.
102 new Keystone claims
DCM 03-16-17

Keystone Geochemistry – Gold in Rock


Gold in Rock (ppm)
10 to 30
3 to 10
1 to 3
0.3 to 1
0.1 to 0.3
0.03 to 0.1
0.01 to 0.03
0.005 to 0.01
< detection (.069 to .005)
N
0 0.5 1
miles
0 1 2
kilometers

Keystone Geochemistry – Arsenic in Rock

Arsenic in Rock (ppm)

Range	Count
3,000 to 10,000	(8)
1,000 to 3,000	(43)
300 to 1,000	(160)
100 to 300	(327)
30 to 100	(466)
10 to 30	(389)
3 to 10	(128)
< 3	(36)



N
0
0.5
1
miles
0
1
2
kilometers

Keystone Project Exploration Plan

- Continue exploration program with team led and managed by Dave Mathewson
- Increase exploration and development of the project building upon this program in 2018

2017

- Geophysical surveys
- Additional claim staking
- Identify initial drill targets
- Drilling program

2018

- Work with local politicians for project support
- Continued project advancement to prove up additional discoveries

U.S. GOLD CORP

Keystone View from Barrick's Cortez Mine

Cortez Mine has proven reserves >11m oz of gold; expected to produce 1m oz in 2017



Keystone District
Grass Valley
Mt. Tenabo
Cortez Fault Scarp
Cortez Hills/Pediment Deposits
Cortez Deposits Corridor
Cortez Pits
Crescent Fault
VIEW LOOKING SOUTH-SOUTHEAST

Keystone Project Photos



Drilling at Keystone Tip Top target



Rocks on Keystone Property



Dave Mathewson on Keystone



Looking North to Cortez Hills



Copper King Project Overview

Copper King Project Overview



- Copper King is a development stage gold and copper project located in southeast Wyoming, 20 miles west of Cheyenne
- There has been extensive historical exploration of the Copper King Project. Since 1938, at least nine historic drilling campaigns by seven companies plus the U.S. Bureau of Mines have been conducted, with drilling by five different operators since 1970 confirming the mineralization
- Copper King's deposit is open in several directions, signifying additional exploration upside to its current gold resource
- The Copper King project is located entirely on state land, making for a more streamlined permitting process to put the project into future production

Copper King Project Location


Horsecreek Rd
124
211
Round Top Rd
Yellowstone Rd
E 4 Mile Rd
N College Dr
COPPER KING
32 km
219
CHEYENNE
210
222
180
212
225
Lincoln Hwy

Copper King Project Overview

- On August 24, 2012, Mine Development Associates (**MDA**) prepared an updated technical report and Preliminary Economic Assessment (**PEA**) for Strathmore Minerals Corp. showing the below metrics:

class	Au-equiv. Cutoff oz AuEq/ton	g AuEq/t	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Measured	0.015	0.51	15,130,000	13,730,000	0.018	0.62	272,000	0.199	60,120,000
Indicated	0.015	0.51	44,620,000	40,480,000	0.015	0.50	654,000	0.183	162,880,000
Total	0.015	0.51	59,750,000	54,210,000	0.015	0.53	926,000	0.187	223,000,000

class	Au-equiv. Cutoff oz AuEq/ton	g AuEq/t	tons	tonnes	oz Au/ton	g Au/t	oz Au	% Cu	lbs Cu
Inferred	0.015	0.51	15,620,000	14,170,000	0.011	0.38	174,000	0.200	62,530,000

Summary of Copper King Pre-Tax Economic Results	
	Base Case
Gold price (US$/ounce)	$1,100
Copper Price (US$/lb)	$3.00
Net Cash Flow	$273.7 million
Net Present Value (5.0% Discount rate)	$159.5 million
Internal Rate of Return	31.2%
CAPEX	$104.06 million
Payback	2.365 years
17 year projected mine life	58,000 oz / year

Copper King Project Pathway



- U.S. Gold Corp has assembled the team to continue expanding upon Copper King's current 1.5m+ ounce gold equivalent resource while advancing the project into production
- Catalysts along the path to production that should lead to a valuation re-rating include:
  - Updating the completed PEA to adjust for current cost inputs, higher gold prices and lower copper prices
  - Continued exploration and delineation of the resource. Existing data suggests additional exploration upside for the resource
  - Advancing the project through a Pre-Feasibility Study
  - Enacting a permitting strategy with the state of Wyoming
- U.S. Gold Corp plans to continue exploration, deposit delineation, resource expansion, environmental studies, metallurgical test work, and mine plan development
- U.S. Gold Corp will simultaneously invest the time, effort, and expense necessary to develop effective community and government relations programs to minimize any future social challenges

Copper King Project Development Plan

- Advance the project through a Pre-Feasibility Study and permitting strategy
- Continue to expand upon the current 1.5 million+ ounce gold equivalent resource

2017

- Update PEA for current cost inputs
- Assemble top technical team to advance project
- Initiate permitting strategy

2018

- Work with local politicians for project support
- Move project to Pre-Feasibility Study
- Continued project advancement

Copper King Leases and Deposit Outline

Claims consists of 2 State leases with a total area of 1,120 acres



Crystal Lake Reservoir
#0-04058 : 160 Ac NE ¼ Sec 25
and 320 Ac So ½, Sec 25
0-40828 : 640 Ac, all Sec 36
Ferguson Ranch access easement
26
25
30
Copper King Deposit
36
31
35
South
Crow
South Crow Creek Reservoir
1
6

Copper King Project Drill-Hole Map

120 Drill-Holes totaling 18,105m occur within Copper King deposit


mineralized area
0 50 100 500
MINE DEVELOPMENT ASSOCIATES
Strathmore Minerals Corp.
Copper King Property
Drill Hole Map

Copper King Exploration Potential

Exploration Geologists believe a second deposit of similar magnitude might exist on the property



Reservoir
26
25
30
31
36
35
Crystal Ridge
CR 210
TO CHEYENNE (~24 MILES)
COPPER KING 13-101 RESOURCE OUTLINE WITH DRILL COLLARS (THIN RED)
ACCESS ROAD
U.S. GOLD PROJECT BOUNDARY (DK GRN)
U.S. GOLD PROJECT BOUNDARY (DK GRN)
PROPSED SOIL SAMPLE TRACES
MAGNETIC ANAMOLY "THE FISH" (BABY BLUE)
TRACK OF INTERPRETED GEOLOGIC STRUCTURE (BROWN)
TARGET DEPTH FOR DRILLING 120-200 FT.
NOTES
Feet
U.S. GOLD CORP

Copper King Geology and Mineralization





- Copper King is a disseminated and stockwork gold-copper deposit in Proterozoic intrusive rock located on the east flank of the Laramie Range
- Mineralization occurs in granodiorite, quartz monzonite, and thin mafic dikes
- Alteration includes a central zone of silicification, grading outward to a narrow potassic zone, surrounded by propylitic alteration
- A central core of higher-grade vein – stockwork hosted mineralization is surrounded by lower-grade disseminated mineralization
- Surface mineralization includes disseminated sulfides (mainly chalcopyrite), native copper and stockwork-hosted malachite and chrysocolla
- Deeper mineralization includes chalcopyrite, pyrite, minor bornite, primary cholcacite, pyrrhotite, and native copper
- Gold occurs as **free gold**



Corporate Overview

Corporate Overview

- USG completed an $11.92 million equity offering in October, 2016
- Merger closed with Dataram on 23 May 2017 - NASDAQ listed – DRAM
- Dataram remains a full subsidiary – www.dataram.com
- Fully funded for 2017 exploration programs – cash balance of $7,586,984 as of 31 Jan 2017

DRAM Cap Table - May 15, 2017

	Common Stock Equivalent	Warrants / Options	Percentage
Shares Outstanding in DRAM			
Series A Preferred	5,000,200		39.40%
Common	7,692,744	717,928	60.60%
Total	**12,692,944**	**717,928**	**100.00%**

DRAM warrants outstanding are as follow:

34,111 Dataram legacy warrants with strikes from $30 to $187 expire on 14 July 2019

231,459 options with a $3.60 strike expire on 26 May 2021

452,359 broker warrants with a $2.64 strike expire on 31 October 2021

U.S. Gold Corp Team

Management Team

Edward Karr President & CEO	Edward Karr is the founder of several investment management and investment banking firms based in Geneva, Switzerland and has been active in the natural resource industry for years. Mr. Karr was a Founder and currently serves on the Board of Directors of Pershing Gold Corp. In 2004, Futures Magazine named Mr. Karr as one of the world's Top Traders. He is a past contributor to CNBC and has been quoted in numerous financial publications. Mr. Karr worked for Prudential Securities in the United States and has been in the financial services industry for over twenty years.
Luke Norman Co-Founder, & Corp Dev	Luke Norman is a seasoned growth executive with over 15 years of experience in the venture capital markets. He has been responsible for the direct capital raises in excess of $300M. Mr. Norman began his capital markets career at Ord O'Connor Grieve, New Zealand then worked for 4 years with Canaccord Capital Corp before moving on to the private investment industry. In recent years, Mr. Norman has operated a consultancy company to the metals and mining industry. He co-founded Gold Standard Ventures Corp., a TSX-V and NYSE Market listed gold exploration company. Additionally, Mr. Norman co-founded and was formerly a director of Stratton Resources Inc.
Dave Mathewson Head of Nevada Exploration	Dave Mathewson is a geologist-explorer with 35 years of exploration experience in Nevada alone. Notable discoveries made while Head of Newmont Nevada's Exploration team from 1989 through 2001 include: Tess, Northwest Rain, Saddle and South Emigrant in the Rain mining district. From 1999-2001 Mathewson-led team made important deposit extension discoveries at Newmont's Gold Quarry and Mike deposits. Most recently his work at Gold Standard Ventures led to the consolidation of the Railroad-Pinion district and the North Bullion & Bald Mountain discoveries.
Neil Whitmer Operations Manager	Neil Whitmer joined U.S Gold Corp. in September of 2016, where he advises on operational and regulatory matters relating to acquisition, due diligence, title review, permitting, and maintenance of mineral and surface rights required to support exploration. Prior to joining U.S. Gold Corp., Mr. Whitmer served as the Manager of Land, Legal, and Environmental Affairs at Gold Standard Ventures. He is experienced in land acquisition and lease agreements, as well as permitting projects on public and private property with state and federal agencies. He also enjoys going to the field and hitting the outcrops when time allows. Mr. Whitmer practiced law in Colorado for four years before moving to Nevada. He acquired a Bachelor of Science degree in geology from Indiana University in 2002 and a Master of Science degree in geology from the University of Tennessee in 2005. He earned his Juris Doctorate from Michigan State University College of Law in 2008. Mr. Whitmer is admitted to practice law in Colorado and Nevada.

Technical Advisory Team

Tom Chapin Senior Consulting Geologist	Tom Chapin is a Senior Consulting Geologist. Tom has had a successful 14 year career with Barrick Gold Corporation, where he has worked since 2002. At Barrick, Tom was the Senior Geologist at the Cortez Gold Mine. Tom brings his wealth of skills and particular knowledge of Cortez Trend geology to US Gold Corp. Tom is working closely with Dave Mathewson to map in detail the geology of the Keystone district, with a goal to target specific exploration drill targets.
Jim Wright Geophysical Advisor	Mr. Wright has a B.S. degree (Honors) in Geophysics from the University of Arizona (1973) and a M.Sc. in geophysics from Stanford (1975). He has over 40 years of varied experience applying geophysical techniques to exploration for a wide variety of commodities including gold, uranium, base metals, coal, lithium and potash. His career started with Phelps Dodge Corporation and continued with St. Joe Minerals, Sulpetro Minerals, Novamin Resources, Breakwater Resources and Newmont Mining Corp. Interspersed with the corporate assignments were sixteen years as a consultant, a position he holds today.
Joe Laravie Digital Mapping Specialist	Joe Laravie is an Exploration Geologist and Data-Technician. Joe has a strong background and successful exploration career with Santa Fe Pacific Gold Corp., Newmont Mining and Gold Standard Ventures. Joe is digitizing all of the previous historical geological data available for the Keystone district and is building a Keystone exploration database to assist with overall knowledge of the project geology and help define future drill targets.
David Ryckman Copper King Consultant	Dave Ryckman is President of Newstream Ryckman Inc. which provides contract consulting work for clients in the mining industry. Previously Dave was Manager of Wyoming Operations for Energy Fuels and Senior Development Geologist. Dave's previous experience has been with Denison Mines and Stillwater Mining Company. Dave is a Field Geologist as well as Project Geologist. Dave is assisting US Gold with Copper King permitting, Vulcan 3D block modelling and resource estimation.

Board of Directors

Edward M. Karr Chairman	See bio in Management Team
Dave A. Moylan Director	Dave Moylan is President of Dataram Corporation. Mr. Moylan was previously a Partner at Yenni Capital, Inc., a private equity firm from 2013 through 2015. Mr. Moylan was a Managing Director with the Corporate Executive Board ("CEB"), the world's leading member-based advisory company, from 2010 to 2012. From 2008 through 2010, Mr. Moylan served as Vice President and Division COO for the Global Client Development Division at LexisNexis where he led operations and customer experience efforts and managed the Consulting and Training Services business. He also built a digital agency that delivered on-line marketing solutions to more than 13,000 customers and generated more than $40 million in annual revenue. In 2007, he was CEO of BK Global Ltd where he oversaw the growth of the business and its merger with another entity. From 2003 through 2007 he was an Executive Director at America Online ("AOL") where he led numerous cross-functional efforts that planned and delivered web and client-based technology products to consumers. Prior to AOL, Mr. Moylan was a consultant with PricewaterhouseCoopers LLP and at A.T. Kearney, helping companies across multiple industries and continents grow their businesses and transform their business models. He is a former U.S. Army officer who served with the 101st Airborne Division (Air Assault), a graduate of the University of Vermont, and holds an MSIA (MBA) from Carnegie Mellon's business school.
Timothy M. Janke Director Chair of Technical Com.	Tim Janke is a seasoned mining professional with nearly four decades experience in mining engineering and operations and a proven track record in leading teams to succeed in mine startups. He was formerly COO for AuEx Ventures, Inc. where he was responsible for operations planning and development of the Long Canyon Project. His extensive Nevada operational experience includes holding the position of General Manager at the Marigold, Florida Canyon, Ruby Hill, and Pinson mines as well as Special Projects Engineer at the Round Mountain Mine.
James Dale Davidson Director Chair of Comp Com. Chair of Nominating Com.	James Davidson has been a member of S.A.C.S. OF Beaverton LLC since 2015, Founding Director of Vamos Holdings since 2012, Director of Solar Avenir since 2016, Founding Director of Telometrix since 2016, and Founding Managing Member of Goldrock Resources, LLC since 2016. Mr. Davidson first became active in the mining business after his forecast of the collapse of the Soviet Union was bore out. After several small successes, Davidson teamed with Richard Moores in 1996 to launch Anatolia Minerals with an initial capital of $800,000. At its peak, the company attained a market cap of $3.5 billion. Davidson, a graduate of Oxford University, has had a successful career as a serial entrepreneur. He is the author of *Blood in the Streets: Investment Profits in a World Gone Mad, The Great Reckoning: Protect Yourself in the Coming Depression* and *The Sovereign Individual (all with Lord William Rees-Mogg)* and *Brazil is the New America, The Age of Deception*, and *The Breaking Point*.
John N. Braca Director Chair of Audit Committee	John Braca is a financial executive with a strong track record in accounting, audit committee, portfolio management, venture capital fundraising, as well as financial and operational management. He has served as a Director and board observer for development companies over the course of his career. Mr. Braca has also served as an active member of both Audit and Compensation Committees for both public and private companies and has led several of the public companies as the Chairman of the Audit Committee. Mr. Braca has been a Director of Sevion Therapeutics since October 2003. Since April 2013, Mr. Braca has been the President and sole proprietor of JNB Consulting, which provides strategic business development counsel to high growth companies. From August 2010 through April 2013, Mr. Braca had been the executive director controller for Iroko Pharmaceuticals. From May 2005 through March 2006, Mr. Braca was also consultant and advisor to GlaxoSmithKline management in their research operations. From 1997 to April 2005, Mr. Braca was a general partner and director of business investments for S.R. One, Limited, the venture capital subsidiary of GlaxoSmithKline. Mr. Braca is a licensed Certified Public Accountant (CPA) in the state of Pennsylvania and is affiliated with the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Mr. Braca received a Bachelor of Science in Accounting from Villanova University and a Master of Business Administration in Marketing from Saint Joseph's University.

Conclusion

DEVELOPMENT PACKAGE

Exciting combination of a later stage development asset and exploration blue sky potential

PROVEN TEAM

Top quality management and advisory team with pedigrees of developing renowned gold projects

DEBT FREE

U.S. Gold Corp is debt free; rare in the gold development and exploration space

HIGH UPSIDE

Large growth potential for the current resource and valuation upside based on market comps

Contacts

Edward Karr
President & CEO
ek@usgoldcorp.gold
www.usgoldcorp.gold

US Gold Corp.
Suite 102, Box 604
1910 Idaho St
Elko, NV 89801
+1 800 557 4550

U.S. GOLD CORP